eXHIBIT 99.1

TRUGOLF, INC. AND Deep Medicine Acquisition Corp. Close Business Combination; TRUGOLF Becomes Publicly Traded COMPANY

SALT LAKE CITY, January 31, 2024 – TruGolf, Inc. (Nasdaq: TRUG) (“TruGolf”), among the leading sellers and distributors of golf simulator software and hardware with headquarters in Salt Lake City, Utah, and Deep Medicine Acquisition Corp. (“DMAQ”), a publicly traded special purpose acquisition company, today announced that their previously announced business combination (the “Business Combination”) has closed, resulting in TruGolf becoming a publicly-traded company. In connection with the consummation of the business combination, the combined public company was renamed “TruGolf Holdings, Inc.”

The Business Combination and all other proposals presented were approved at an extraordinary general meeting of DMAQ stockholders held on January 19, 2024. In connection with the completion of the Business Combination, TruGolf’s common stock will begin trading on the Nasdaq Stock Market (“Nasdaq”) under the ticker symbol “TRUG”, on February 1, 2024. TruGolf’s current management team will continue to lead the combined company following the closing.

Chris Jones, CEO and Co-Founder of TruGolf, commented, “Today marks a significant milestone as we embark on our journey as a publicly traded company. This is not just a financial achievement, as this will serve as a vehicle to accelerate our growth and a testament to the commitment and expertise of our board, management team and passionate employees. We are thankful for the DMAQ team’s support and guidance throughout the transaction process.”

“We share TruGolf’s vision of making golf more accessible to a broader and rapidly growing audience,” stated Humphrey Polanen, CEO of DMAQ. “TruGolf’s innovative software and data analytics can improve the players’ skills, while the user-friendly design increases their enjoyment of golf.”

To celebrate the completion of the Business Combination, TruGolf will lead the closing bell ceremony at the Nasdaq Stock Market on Friday, February 9, 2024, in celebration of its Nasdaq listing. The live broadcast will start at 3:45 PM Eastern Time from the Nasdaq MarketSite Tower in New York City, New York. Please tune in to the broadcast by visiting www.nasdaq.com/marketsite/bell-ringing-ceremony.

Additional information regarding TruGolf and the closing of the Business Combination, will be included in a current report on Form 8-K to be filed with the Securities and Exchange Commission.

About TruGolf

Since 1983, TruGolf has been passionate about driving the golf industry with innovative indoor golf solutions. TruGolf builds products that capture the spirit of golf. TruGolf’s mission is to help grow the game by attempting to make it more Available, Approachable, and Affordable through technology - because TruGolf believes Golf is for Everyone.

TruGolf’s team has built award-winning video games (“Links”), innovative hardware solutions, and an all-new e-sports platform to connect golfers around the world with E6 CONNECT. Since TruGolf’s beginning, TruGolf has continued to attempt to define and redefine what is possible with golf technology.

About DMAQ

DMAQ was a special purpose acquisition company formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses or entities. DMAQ began trading on the Nasdaq in October 2021, and its common stock and rights were traded under the ticker symbols DMAQ and DMAQR, respectively.

Advisors

I-Bankers Securities, Inc. acted as sole bookrunner for the DMAQ IPO and served as financial advisor to the SPAC. ArentFox Schiff LLP and Sichenzia Ross Ference Carmel LLP served as counsel to TruGolf. Ellenoff Grossman & Schole LLP served as counsel to DMAQ.

Forward-Looking Statements

The information in this press release contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to DMAQ and TruGolf. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the ability of the parties to recognize the benefits of the Business Combination; (ii) the lack of useful financial information for an accurate estimate of future capital expenditures and future revenue (iii) statements regarding the combined company’s industry and market size, (iii) financial condition and performance of the combined company, including the anticipated benefits, the implied enterprise value, the expected financial impacts of the Business Combination, the financial condition, liquidity, results of operations, the products, the expected future performance and market opportunities of the combined company, and (iv) those factors discussed in DMAQ’s filings with the SEC, including the definitive proxy statement / prospectus relating to the Business Combination, declared effective by the SEC on December 27, 2023. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the definitive proxy statement / prospectus and other documents to be filed by DMAQ and the combined company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while TruGolf and DMAQ may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, subject to applicable law. Neither of TruGolf or DMAQ gives any assurance that TruGolf or DMAQ, or the combined company, will achieve its expectations.

Contact:

Deep Medicine Acquisition Corp.

Humphrey Polanen, Chief Executive Officer

917-289-2776

ir@dmaq-spac.com

TruGolf, Inc.

Lindsay Jones, Chief Financial Officer

801-298-1997

trug@trugolf.com